SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 29, 2001
                        (Date of Earliest Event Reported)

                                HotJobs.com, Ltd.
             (Exact name of registrant as specified in its charter)


       Delaware                    0-26891                  13-3931821
    (State or other       (Commission File Number)        (IRS Employer
     jurisdiction                                     Identification Number)
   of incorporation)

         406 West 31st Street, 9th Floor, New York, NY 1001
          (Address of principal executive offices, including Zip Code)
                                 (212) 699-5300
              (Registrant's telephone number, including area code)

Item 5 - Other Events.

            On June 29, 2001, HotJobs.com, Ltd. ("HotJobs") announced that TMP Worldwide Inc., TMP Tower Corp. and HotJobs entered into a definitive agreement and plan of merger (the "Merger Agreement"), dated as of June 29, 2001. A copy of each of the Merger Agreement and the related press release is attached hereto as Exhibits 2.1 and 99.1, respectively, and each is hereby incorporated herein by reference.

Item 7(c) - Exhibits.

      2.1 Agreement and Plan of Merger, dated as of June 29, 2001, among TMP Worldwide Inc., TMP Tower Corp. and HotJobs.com, Ltd.

      99.1  Press Release.*

*     Previously filed.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HotJobs.com, Ltd.

Date:  July 2, 2001                    By:    /s/ Lowell W. Robinson
                                              --------------------------
                                             Name:  Lowell W. Robinson
                                             Title: Senior Executive Vice
                                                    President and Chief
                                                    Financial Officer

                                  EXHIBIT INDEX


      2.1 Agreement and Plan of Merger, dated as of June 29, 2001, among TMP Worldwide Inc., TMP Tower Corp. and HotJobs.com, Ltd.

      99.1  Press Release.*

*     Previously filed.